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                                                                  EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) of DepoMed, Inc. pertaining to the Amended and Restated 1995 Stock Option Plan, of our report dated February 25, 2000, with respect to the financial statements included in its Annual Report (Form 10-KSB) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                                  /s/ ERNST & YOUNG LLP


Palo Alto, California
February 2, 2001